                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  16
Statement of Operations..........................  17
Statement of Changes in Net Assets...............  18
Financial Highlights.............................  19
Notes to Financial Statements....................  20
Independent Accountants' Report..................  26
Dividend Reinvestment Plan.......................  27

VKQ ANR 10/96

                             LETTER TO SHAREHOLDERS

October 2, 1996

Dear Shareholder,
    As you may be aware, an agreement
was reached in late June for VK/AC
Holding Inc., the parent company of Van Kampen                     [PHOTO]
American Capital, Inc., to be acquired
by Morgan Stanley Group Inc. While this
announcement may appear commonplace in
an ever-changing financial industry, we
believe it represents an exciting         DENNIS J. MCDONNELL AND DON G. POWELL
opportunity for shareholders of our
investment products.
    With Morgan Stanley's global
leadership in investment banking and asset management and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
    The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mutual fund account is maintained and serviced.
    A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to close in October.

ECONOMIC REVIEW AND OUTLOOK
    The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as anticipated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in retail sales in the first eight months of this year (a 4.3 percent rise during the reporting period).
    In the manufacturing sector, economic reports, such as the National Association of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this momentum.
    Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent

                                                           Continued on page two
per year. In general, recent reports have suggested an upward creep in labor-related costs. The Producer Price Index, which measures prices paid by wholesalers to producers, has indicated low wholesale prices in the past three months, from June through August.
    We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at more moderate rates than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of August 31, 1996

AAA..............40.1%
AA............... 8.6%
A................10.9%
BBB..............23.2%
BB............... 7.3%
Non-Rated........ 9.9%


[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
  as of February 29, 1996

AAA..............34.7%
AA............... 8.9%
A................16.2%
BBB..............22.9%
BB............... 6.8%
Non-Rated........10.5%

PERFORMANCE SUMMARY

    For the 12-month period ended August 31, 1996, the Trust generated a total return at market price of 8.98 percent(1), including reinvestment of income dividends totaling $0.99 per share. Based on the current monthly dividend of $0.08 per share and the closing common stock price of $14.50 on August 31, 1996, the Trust offered a tax-exempt distribution rate of 6.62 percent(3). Because income distributions from the Trust are exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning
10.34 percent(4) (for investors in the 36 percent federal income tax bracket).

MUNICIPAL MARKET REVIEW AND OUTLOOK

    We witnessed significant movement in municipal bond yields during the first six months of 1996. Early in the period, the Fed lowered rates in order to energize the economy and bond prices increased. By late February, however, the markets became concerned that the Fed would reverse its strategy and raise rates. As a result, yields, as measured by the Bond Buyer 40 Municipal Bond Index, rose from 5.6 percent to 6.0 percent during the first six months of 1996.
    We believe market conditions for municipal bonds are poised for improvement in the second half of 1996. Three major factors contribute to our optimism:

- Near-term concerns about the implementation of major tax reform have faded. In early 1996, the municipal market was wary of the growing political sentiment for tax

                                                         Continued on page three
    reform, which could have eroded the value of the market's tax-exempt status. However, the momentum slowed substantially and now appears to be on the back burner until after the 1996 presidential election. This has added stability to the municipal market.

- For high-income households, tax-exempt bonds provide an attractive after-tax alternative. Municipal bond yields have elevated to a point where taxable equivalent yields range between 8.5 and 10 percent for investors in the 31 percent tax bracket or higher.

- Recent volatility in the equity markets, coupled with higher interest rates, are leading individual investors, as well as institutions, to reexamine their allocation of assets. In general, this translates into an increased emphasis on fixed-income investments, which should lend support to the municipal market.

    Looking ahead, inflation fears and concerns about economic growth may continue to influence the municipal bond market and trust performance results. Nevertheless, we are optimistic that tax-exempt securities will produce attractive results for investors during the remainder of 1996.
    We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL -- VKQ)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price/...............    8.98%
One-year total return based on NAV/........................    7.09%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price/....    6.62%
Taxable-equivalent distribution rate as a % of closing
common stock price/........................................   10.34%

 SHARE VALUATIONS

Net asset value............................................   $15.84
Closing common stock price.................................  $14.500
One-year high common stock price (02/01/96)................  $15.250
One-year low common stock price (05/21/96).................  $13.500
Preferred share (Series A) rate(5).........................   3.400%
Preferred share (Series B) rate(5).........................   3.420%
Preferred share (Series C) rate(5).........................   3.420%
Preferred share (Series D) rate(5).........................   3.414%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
   (000)     Description                                     Coupon     Maturity  Market Value
------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS
             ALABAMA  0.2%
 $  1,640    Jasper, AL Wtrwks & Swr Brd Wtr & Swr Rev
             (AMBAC Insd)...................................  5.850%    06/01/13  $  1,675,211
                                                                                  ------------
             CALIFORNIA  7.6%
    5,000    California Pollutn Ctl Fin Auth Pollutn Ctl San
             Diego Gas & Elec Co Ser A......................  5.900     06/01/14     5,091,150
    8,500    Castaic Union Sch Dist, CA Cap Apprec Ser A
             (FGIC Insd)....................................      *     05/01/18     2,346,000
    5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
             (MBIA Insd)....................................      *     09/01/17     1,350,600
    1,145    Del Mar CA Race Track Auth Rev Rfdg............  5.500     08/15/97     1,150,439
    1,210    Del Mar CA Race Track Auth Rev Rfdg............  5.500     08/15/98     1,209,963
    2,000    Del Mar CA Race Track Auth Rev Rfdg............  6.000     08/15/06     1,975,640
    7,705    Delano, CA Ctfs Partn Ser A (c)................  9.250     01/01/22     8,586,375
    4,775    Los Angeles, CA Multi Family Rev Ser G Rfdg
             (FSA Insd) (c).................................  5.650     01/01/14     4,636,000
    7,000    Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd)
             (c)............................................  6.000     07/01/07     7,473,830
   10,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd)
             (c)............................................  6.000     06/01/09    10,467,000
    5,695    Sacramento, CA City Fin Auth Rev Comb Proj B
             (MBIA Insd)....................................      *     11/01/14     1,952,246
   20,000    San Diego, CA Indl Dev Rev San Diego Gas & Elec
             Ser A (Embedded Cap) (MBIA Insd) (c)...........  6.100     09/01/18    20,062,400
                                                                                  ------------
                                                                                    66,301,643
                                                                                  ------------
             COLORADO  10.7%
   19,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
             E-470 Proj Ser C...............................      *     08/31/26     2,152,995
    5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere Rfdg
             & Impt.........................................  6.900     12/01/07     5,408,450
    8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere Rfdg
             & Impt.........................................  7.000     12/01/13     9,111,660
    2,195    Colorado Hsg Fin Auth Single Family Pgm Sr Gtd
             Mtg Ln D3 (FHA Gtd)............................  7.200     08/01/23     2,267,040
   10,000    Denver, CO City & Cnty Arpt Rev Ser A..........  8.250     11/15/12    11,317,700
   12,800    Denver, CO City & Cnty Arpt Rev Ser A..........  8.500     11/15/23    14,580,224
    8,535    Denver, CO City & Cnty Arpt Rev Ser A..........  8.000     11/15/25     9,545,459
    2,000    Denver, CO City & Cnty Arpt Rev Ser B (MBIA
             Insd)..........................................  5.750     11/15/17     1,950,780
    7,600    Denver, CO City & Cnty Arpt Rev Ser D..........  7.000     11/15/25     7,762,944
   27,000    Meridian Metro Dist CO Peninsular & Oriental
             Steam Navig Co Rfdg (c)........................  7.500     12/01/11    29,486,160
                                                                                  ------------
                                                                                    93,583,412
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             CONNECTICUT  0.9 %
 $  7,140    Connecticut St Hith & Edl Fac Auth Rev Nursing
             Home Proj AHF/Hartford.........................  7.125%    11/01/24  $  7,978,736
                                                                                  ------------
             DELAWARE   0.5 %
    2,000    Delaware St Econ Dev Auth Dev Exempt Fac
             Delmarva Pwr & Lt Co...........................  7.500     10/01/17     2,138,940
    2,460    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
             Subser B2......................................  7.200     12/01/21  $  2,533,652
                                                                                  ------------
                                                                                     4,672,592
                                                                                  ------------
             DISTRICT OF COLUMBIA  0.4%
    1,000    District of Columbia Hosp Rev Medlantic
             Hlthcare Group A Rfdg (MBIA Insd)..............  5.875     08/15/19       979,010
    1,000    District of Columbia Hosp Rev Medlantic
             Hlthcare Group A Rfdg (MBIA Insd)..............  5.750     08/15/26       957,500
    2,000    District of Columbia Rev Carnegie Endowment....  5.750     11/15/26     1,931,780
                                                                                  ------------
                                                                                     3,868,290
                                                                                  ------------
             FLORIDA  1.8%
    2,600    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
             (AMBAC Insd)...................................  5.400     07/01/10     2,566,668
    1,260    Florida Hsg Fin Agy Hsg Turtle Creek Apt Proj C
             (AMBAC Insd)...................................  6.150     05/01/96     1,260,907
    1,000    Florida St Correctional Privatization Comm Ctfs
             Partn (AMBAC Insd).............................  5.000     08/01/17       905,410
    1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
             Rev Univ Cmnty Hosp (MBIA Insd)................  5.750     08/15/14       968,980
    7,760    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
             Kobernick/Meadow Park (Prerefunded @
             07/01/02)...................................... 10.000     07/01/22     9,755,251
                                                                                  ------------
                                                                                    15,457,216
                                                                                  ------------
             GEORGIA  1.1%
    5,438    Cobb Cnty, GA Dev Auth Rev Grantor Trust Ctfs
             Franklin Forest Ser A (c)......................  8.000     06/01/22     5,519,062
    4,000    Muni Elec Auth GA Proj One Subser A (AMBAC
             Insd)..........................................  6.250     01/01/14     4,185,200
                                                                                  ------------
                                                                                     9,704,262
                                                                                  ------------
             IDAHO  0.2%
    1,600    Idaho Hsg Agy Single Family Mtg Mezz G2 (AMBAC
             Insd)..........................................  6.125     07/01/12     1,592,624
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             ILLINOIS  12.6%
 $  5,000    Bedford Park, IL Tax Increment Rev Sr Lien
             Bedford City Sq Proj (c).......................  9.250%    02/01/12  $  5,605,350
    2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             American Airls Inc Proj Rfdg...................  8.200     12/01/24     2,879,800
    7,475    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
             Airls Inc......................................  8.400     05/01/04     8,088,697
   10,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
             Airls Inc......................................  8.500     05/01/18    11,676,536
    4,555    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
             Airls Inc Ser A................................  8.400     05/01/18     4,951,832
    4,590    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
             Airls Inc Ser B................................  8.950     05/01/18     5,212,817
   10,200    Chicago, IL Proj Ser 1993 (FGIC Insd) (c)......  5.500     01/01/24     9,537,408
    1,200    Hodgkins, IL Tax Increment.....................  9.500     12/01/09     1,392,780
    3,600    Hodgkins, IL Tax Increment (Prerefunded @
             12/01/01)......................................  9.500     12/01/09     4,442,724
    4,000    Hodgkins, IL Tax Increment Rev Ser A Rfdg
             (c)............................................  7.625     12/01/13     4,067,240
    2,500    Illinois Dev Fin Auth Rev Catholic Charities
             Hsg Dev........................................  6.350     01/01/25     2,405,525
    2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp Ser
             C Rfdg (FSA Insd)..............................  6.750     04/15/12     2,708,225
    7,750    Illinois Hlth Fac Auth Rev Fairview Oblig Group
             Proj A (Prerefunded @ 10/01/02) (c)............  9.500     10/01/22     9,621,547
    4,760    Illinois Hlth Fac Auth Rev Hinsdale Hosp Ser B
             Rfdg...........................................  9.000     11/15/15     5,328,011
    1,500    Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
             Hlth Cent......................................  7.250     05/15/12     1,558,695
   10,000    Illinois Hlth Fac Auth Rev Servantcor Ser A
             (Var Rate Cpn) (Prerefunded @ 08/15/01) (c)....  8.000     08/15/21    11,519,000
    1,940    Illinois Hsg Dev Auth Rev Homeowner Mtg Subser
             A2 (FHA Gtd)...................................  7.125     08/01/26     2,038,086
       65    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/97        65,315
       70    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/98        71,235
       75    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/99        76,847
       80    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/00        82,573
       85    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/01        88,000
       90    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/02        93,389
       95    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/03        98,781
      100    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/04       103,641
      105    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  6.500     01/01/05       108,532

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             ILLINOIS (CONTINUED)
 $  1,510    Roselle, IL Multi Family Hsg Rev Waterbury Apts
             Ser A Rfdg (GNMA Collateralized)...............  7.000%    01/01/25  $  1,602,186
    2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux Fac
             Sys A (MBIA Insd)..............................      *     04/01/18       542,100
    3,800    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd).....................................  7.125     02/01/01     4,168,144
    4,125    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd) (c).................................  7.200     02/01/02     4,597,478
    4,475    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd) (c).................................  7.300     02/01/03     5,061,494
                                                                                  ------------
                                                                                   109,793,988
                                                                                  ------------
             INDIANA  0.9%
    2,500    Indiana Bond Bank Spl Pgm Ser F................  7.150     08/01/15     2,704,725
    3,000    Indiana St Dev Fin Auth Indl Dev Rev Unr Rohn
             Inc Proj.......................................  7.500     03/01/11     2,988,720
    2,000    Plymouth, IN Multi Sch Bldg Corp First Mtg
             (Prerefunded @ 01/01/02) (AMBAC Insd)..........  6.750     01/01/13     2,216,060
                                                                                  ------------
                                                                                     7,909,505
                                                                                  ------------
             KANSAS  2.5%
   20,000    Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
             Proj Rfdg (MBIA Insd) (c)......................  7.000     06/01/31    21,858,800
                                                                                  ------------
             KENTUCKY  0.7%
    2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
             Proj...........................................  7.200     10/01/20     2,092,980
    4,000    Elsmere, KY Indl Dev Rev Rfdg (c)..............  6.750     04/01/10     4,061,600
                                                                                  ------------
                                                                                     6,154,580
                                                                                  ------------
             LOUISIANA  1.7%
      825    East Baton Rouge, LA Mtg Fin Auth Single Family
             Mtg Pur Ser A Rfdg (GNMA Collateralized).......  7.100     10/01/24       860,722
    7,840    East Baton Rouge, LA Mtg Fin Auth Single Family
             Mtg Pur Ser C Rfdg.............................  7.000     04/01/32     8,101,072
    2,000    New Orleans, LA Rfdg (AMBAC Insd)..............      *     09/01/16       600,060
   15,700    Orleans Parish, LA Sch Brd Rfdg (FGIC Insd)
             (c)............................................      *     02/01/15     5,137,197
                                                                                  ------------
                                                                                    14,699,051
                                                                                  ------------
             MAINE  0.1%
    1,000    Maine Vets Homes ME Rev........................  7.750     10/01/20     1,029,870
                                                                                  ------------
             MARYLAND  2.1%
    2,300    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)....................................      *     10/15/06     1,344,672
    3,920    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)....................................      *     10/15/07     2,140,045
  139,445    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
             Dev Single Family Rev Pgm 6....................      *     04/01/30    11,805,414
    2,735    Northeast, MD Waste Disp Auth Solid Waste Rev
             Montgomery Cnty Res Recovery Proj Ser A........  6.200     07/01/10     2,778,377
                                                                                  ------------
                                                                                    18,068,508
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             MASSACHUSETTS  1.0%
 $  1,000    Billerica, MA Indl Rev Cabot Corp..............  7.750%    09/01/14  $  1,012,790
    2,600    Massachusetts St Hlth & Edl Fac Auth Rev Med
             Cent of Central MA.............................  7.100     07/01/21     2,704,286
             Massachusetts St Hlth & Edl Fac Auth Rev New England
    3,000    Med Cent Hosp Ser G (Embedded Swap) (MBIA Insd)
             (d)........................................3.100/5.000     07/01/13     2,529,750
    1,375    Massachusetts St Hlth & Edl Fac Auth Rev
             Winchester Hosp Ser D Rfdg (Connie Lee Insd)...  5.750     07/01/14     1,355,282
    1,000    Massachusetts St Hsg Fin Agy Hsg Rev Rental Mtg
             Ser E (AMBAC Insd).............................  6.000     07/01/37       966,000
                                                                                  ------------
                                                                                     8,568,108
                                                                                  ------------
             MICHIGAN  1.4%
    2,000    Kalamazoo, Ml Hosp Fin Auth Hosp Fac Rev (MBIA
             Insd)..........................................  5.875     05/15/26     1,961,240
    2,000    Michigan Muni Bond Auth Rev Loc Govt Ln Ser C-A
             (FSA Insd).....................................      *     06/15/13       746,020
    1,900    Michigan St Hosp Fin Auth Rev Saratoga Comm
             Hosp Rfdg......................................  8.750     06/01/10     1,993,366
    1,700    Paw Paw, MI Pub Sch Dist Bldg & Site (FGIC
             Insd)..........................................  5.600     05/01/15     1,652,893
    5,000    Portage Lake, MI Wtr & Swr Auth Ser II
             (Prerefunded @ 10/01/02).......................  7.625     10/01/20     5,736,650
                                                                                  ------------
                                                                                    12,090,169
                                                                                  ------------
             MINNESOTA  0.7%
    1,000    Western MN Muni Pwr Agy Supply Rev Ser A Rfdg
             (AMBAC Insd) (b)...............................  6.250     01/01/06     1,078,720
    2,000    Western MN Muni Pwr Agy Supply Rev Ser A Rfdg
             (AMBAC Insd) (b)...............................  5.400     01/01/09     1,979,800
    1,700    Western MN Muni Pwr Agy Supply Rev Ser A Rfdg
             (AMBAC Insd) (b)...............................  5.500     01/01/11     1,675,843
    1,800    Western MN Muni Pwr Agy Supply Rev Ser A Rfdg
             (AMBAC Insd) (b)...............................  5.500     01/01/12     1,764,270
                                                                                  ------------
                                                                                     6,498,633
                                                                                  ------------
             MISSISSIPPI  0.4%
    1,000    Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy
             Res Inc Rfdg...................................  7.300     05/01/25     1,031,200
    2,000    Mississippi Home Corp Single Family Rev Mtg Ser F
             (GNMA Collateralized) (b) (d)..............6.000/7.550     12/01/27     2,148,000
                                                                                  ------------
                                                                                     3,179,200
                                                                                  ------------
             MISSOURI  1.3%
    1,740    Good Shepherd Nursing Home Dist MO Nursing Home
             Fac Rev........................................  7.625     08/15/15     1,750,545
    2,730    Good Shepherd Nursing Home Dist MO Nursing Home
             Fac Rev........................................  7.750     08/15/25     2,756,508
    3,750    Hannibal, MO Indl Dev Auth Hlth Fac Rev
             Hannibal Regl Hlthcare Sys Inc (Prerefunded @
             09/01/01)......................................  9.500     03/01/22     4,668,750
    2,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).........  5.000     06/01/11     1,881,360
                                                                                  ------------
                                                                                    11,057,163
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             MONTANA  0.8%
 $  3,000    Montana St Brd Invt Res Recovery Rev
             Yellowstone Energy L P Proj....................  7.000%    12/31/19  $  2,801,790
    3,900    Montana St Coal Severance Tax Broadwater Pwr
             Proj Ser A Rfdg................................  6.875     12/01/17     4,122,222
                                                                                  ------------
                                                                                     6,924,012
                                                                                  ------------
             NEVADA  0.7%
      995    Henderson, NV Loc Impt Dist No T-4 Ser A.......  8.500     11/01/12     1,040,561
      865    Nevada Hsg Division Multi Unit Hsg Saratoga
             Palms (FNMA Collateralized)....................  6.250     10/01/16       857,137
    2,910    Nevada Hsg Division Multi Unit Hsg Saratoga
             Palms (FNMA Collateralized)....................  6.350     10/01/28     2,878,339
    1,750    Nevada St Rfdg.................................  4.375     08/01/03     1,693,073
                                                                                  ------------
                                                                                     6,469,110
                                                                                  ------------
             NEW JERSEY  4.4%
    1,515    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/99     1,354,986
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/00       850,110
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/02       766,970
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/03       727,160
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/04       690,370
    1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/05       953,030
    1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/06       900,286
    1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/07       933,292
    1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)....................................      *     03/01/08       843,401
   25,000    New Jersey Econ Dev Auth St Contract Econ
             Recovery (Embedded Cap) (MBIA Insd)............  5.900     03/15/21    25,564,000
    5,000    Union Cnty, NJ Util Auth Solid Waste Rev Ser
             A..............................................  7.150     06/15/09     5,129,600
                                                                                  ------------
                                                                                    38,713,205
                                                                                  ------------
             NEW MEXICO  1.1%
    8,170    New Mexico Mtg Fin Auth Single Family Mtg Pgm
             Ser A (GNMA Collateralized)....................  6.650     07/01/26     8,371,881
      958    Santa Fe, NM Single Family Mtg Rev Rfdg........  8.450     12/01/11     1,015,786
                                                                                  ------------
                                                                                     9,387,667
                                                                                  ------------
             NEW YORK  16.2%
    4,000    Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
             Burrows Paper Corp Recycling (c)...............  8.000     01/01/09     3,865,960
    5,550    Metropolitan Tran Auth NY Svcs Contract
             Commuter Fac Ser N Rfdg........................  6.000     07/01/11     5,377,450
    4,000    Metropolitan Tran Auth NY Svcs Contract Tran
             Fac............................................  7.000     07/01/09     4,278,520
    1,900    Metropolitan Tran Auth NY Svcs Contract Tran
             Fac Ser N Rfdg.................................  6.000     07/01/11     1,840,929
    2,000    New York City Hlth & Hosp Corp Rev Ser A Rfdg
             (AMBAC Insd)...................................  5.750     02/15/22     1,936,360

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             NEW YORK (CONTINUED)
 $  1,500    New York City Ser A............................  7.750%    08/15/12  $  1,656,030
    7,000    New York City Ser B............................  7.500     02/01/05     7,731,430
    6,000    New York City Ser B............................  5.600     08/15/07     5,716,560
    1,500    New York City Ser C............................  7.100     08/15/10     1,575,375
   13,950    New York City Ser D............................  5.750     02/15/07    13,471,654
    7,000    New York City Ser E Rfdg.......................  5.500     02/15/08     6,569,290
    2,585    New York City Ser F............................  8.250     11/15/02     2,903,317
    2,000    New York City Ser J............................  5.875     02/15/19     1,854,460
    5,000    New York St Dorm Auth Rev City Univ Ser F......  5.500     07/01/12     4,683,200
   10,000    New York St Dorm Auth Rev City Univ Sys 3rd
             Genl Res 2 (AMBAC Insd) (b)....................  5.500     07/01/16     9,675,000
    2,970    New York St Dorm Auth Rev City Univ Sys Cons
             2nd Gen A (AMBAC Insd).........................  5.250     07/01/11     2,861,595
    3,550    New York St Dorm Auth Rev Cons City Univ Sys
             Ser A..........................................  5.625     07/01/16     3,351,342
    6,000    New York St Dorm Auth Rev Court Fac Lease Ser
             A..............................................  5.250     05/15/21     5,205,300
    4,250    New York St Energy Resh & Dev Auth Fac Rev Cons
             Edison Co Proj Ser B Rfdg (MBIA Insd) (c)......  5.250     08/15/20     3,880,165
    3,000    New York St Energy Resh & Dev Auth St Svc
             Contract Rev Westn NY Nuclear Svc Cent Proj....  5.400     04/01/98     3,038,940
    7,375    New York St Environmental Fac Corp Pollutn Ctl
             Rev St Wtr Revolving Fund Ser E................  6.700     06/15/10     8,023,484
   10,735    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D............................  7.400     02/15/18    11,799,483
    2,110    New York St Urban Dev Corp Rev Correctional Fac
             Ser A Rfdg.....................................  5.400     01/01/06     2,039,610
   19,000    New York St Urban Dev Corp Rev St Fac
             (Prerefunded @ 04/01/01) (c)...................  7.500     04/01/11    21,591,030
    3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
             Bristol - Meyers Squibb Co Proj................  5.750     03/01/24     2,970,150
    3,375    Port Auth, NY & NJ Cons 102nd Ser (MBIA
             Insd)..........................................  5.600     10/15/11     3,378,038
                                                                                  ------------
                                                                                   141,274,672
                                                                                  ------------
             NORTH CAROLINA  2.7%
   10,000    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
             Ser B Rfdg (Embedded Cap)......................  6.000     01/01/14     9,788,300
   13,300    North Carolina Muni Pwr Agy No 1 Catawba Elec
             Rev (MBIA Insd)................................  6.000     01/01/12    13,904,352
                                                                                  ------------
                                                                                    23,692,652
                                                                                  ------------
             NORTH DAKOTA  0.4%
    3,460    Ward Cnty, ND Hlthcare Fac Rev Saint Josephs
             Hosp Corp Proj Ser A...........................  7.500     11/01/15     3,499,098
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             OHIO   1.6%
 $  5,375    Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys
             Ser B Rfdg (MBIA Insd) (c).....................  5.250%    06/01/10  $  5,208,267
      250    Marion Cnty, OH Indl Dev Rev Kmart Corp Proj
             Rfdg...........................................  6.375     02/01/02       237,110
    2,000    Montgomery Cnty, OH Hosp Rev Dayton Osteopathic
             Hosp Proj Rfdg.................................  6.000     12/01/12     1,840,680
    2,270    Montgomery Cnty, OH Hosp Rev Kettering Med Cent
             (MBIA Insd)....................................  6.250     04/01/20     2,406,291
    3,000    Montgomery Cnty, OH Hosp Rev Kettering Med Cent
             (MBIA Insd)....................................  5.500     04/01/26     2,811,000
    1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
             Ltd Partnership Proj Rfdg (AMBAC Insd).........  6.375     04/01/29     1,037,580
      170    Portage Cnty, OH Indl Dev Rev Kmart Corp Proj
             Rfdg...........................................  6.350     12/01/00       162,967
      250    Washington Cnty, OH Indl Dev Rev Kmart Corp
             Proj Rfdg......................................  6.400     03/15/03       235,360
                                                                                  ------------
                                                                                    13,939,255
                                                                                  ------------
             OKLAHOMA  2.4%
    3,890    Cleveland Cnty, OK Home Ln Auth Single Family
             Mtg Rev Rfdg...................................  8.000     08/01/12     4,134,058
    1,240    Kay Cnty, OK Home Fin Auth Rev Single Family
             Mtg Ser A Rfdg (AMBAC Insd)....................  7.000     11/01/11     1,363,529
    9,340    Oklahoma Hsg Fin Agy Single Family Rev Mtg
             Class B (GNMA Collateralized)..................  7.997     08/01/18    10,207,873
    3,000    Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med
             Cent (Prerefunded @ 06/01/03)..................  7.200     06/01/17     3,410,490
    1,500    Tulsa, OK Muni Arpt Tran Rev American Airls
             Inc............................................  7.600     12/01/30     1,599,675
                                                                                  ------------
                                                                                    20,715,625
                                                                                  ------------
             PENNSYLVANIA  2.4%
    3,250    Butler Cnty, PA Hosp Auth Hosp Rev Butler Mem
             Hosp Ser A (FSA Insd)..........................  5.250     07/01/12     3,050,158
    2,165    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
             Hosp Proj......................................  8.500     07/01/21     2,325,448
   10,000    Geisinger Auth PA Hlth Sys Ser.................  6.400     07/01/22    10,161,900
    5,000    Pennsylvania St Higher Edl Fac Allegheny DE Vly
             Oblig Ser A (MBIA Insd) (c)....................  5.875     11/15/21     4,960,500
    1,000    Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser
             1993 A.........................................  6.000     12/01/13       931,810
                                                                                  ------------
                                                                                    21,429,816
                                                                                  ------------
             RHODE ISLAND  1.5%
    2,450    Providence, RI Redev Agy Ctfs Partn Ser A......  8.000     09/01/24     2,603,297
    3,470    Rhode Island Hsg & Mtg Fin Corp Homeownership
             Oppty Ser 3B...................................  8.050     04/01/22     3,629,585
    4,750    Rhode Island Hsg & Mtg Fin Corp Ser 8 (Inverse
             Fltg).......................................... 10.291     04/01/24     5,046,875
    2,000    Rhode Island St Hlth & Edl Bldg Corp Rev Higher
             Edl Fac Roger Williams (Connie Lee Insd).......  7.250     11/15/24     2,205,820
                                                                                  ------------
                                                                                    13,485,577
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             TENNESSEE  0.6%
 $  1,010    Campbell Cnty, TN Indl Dev Brd Indl Dev Rev
             Kmart Corp Rfdg................................  6.400%    04/15/08  $    925,423
    4,243    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
             Multi Family Mtg Rock Creek Plaza Rfdg (GNMA
             Collateralized)................................  7.375     01/20/27     4,504,559
                                                                                  ------------
                                                                                     5,429,982
                                                                                  ------------
             TEXAS  8.3%
    4,500    Alliance Arpt Auth Inc TX Spl Fac Rev American
             Airls Inc Proj.................................  7.500     12/01/29     4,763,746
    6,000    Alliance Arpt Auth Inc TX Spl Fac Rev Fed
             Express Corp Proj..............................  6.375     04/01/21     5,911,740
    4,155    Brazos Cnty, TX Hlth Fac Dev Corp Franciscan
             Svcs Rev Saint Joseph Hosp & Hlth Cent Ser B
             Rfdg...........................................  6.000     01/01/19     3,946,668
    6,000    Brazos River Auth TX Pollutn Ctl Rev Coll TX
             Util Elec Co Proj A (AMBAC Insd) (c)...........  6.750     04/01/22     6,328,500
      555    Brazos, TX Higher Edl Auth Inc Student Ln Rev
             Subser C2 Rfdg.................................  7.100     11/01/04       606,260
    5,000    Coastal Bend Hlth Fac Dev (AMBAC Insd).........  5.929     11/15/13     4,951,150
   15,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
             Rev American Airls Inc.........................  7.500     11/01/25    15,867,750
    3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
             Rev Delta Airls Inc............................  7.625     11/01/21     3,849,120
    2,865    Fort Worth, TX Hsg Fin Corp Home Mtg Rev Ser A
             Rfdg...........................................  8.500     10/01/11     3,091,937
    1,905    Texas Genl Svcs Comm Partn Int Lease Pur
             Ctfs...........................................  7.250     08/01/11     1,922,816
   21,550    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
             Retardation Rfdg (FSA Insd) (c)................  5.250     09/01/08    21,127,405
                                                                                  ------------
                                                                                    72,367,092
                                                                                  ------------
             UTAH  1.2%
    3,980    Bountiful, UT Hosp Rev South Davis Cmnty Hosp
             Proj (c).......................................  9.500     12/15/18     4,356,628
    2,000    Murray City, UT Hosp Rev Inc Hlth Serv Inc Rfdg
             (MBIA Insd)....................................  4.750     05/15/20     1,684,640
    3,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
             (Embedded Cap).................................  5.500     02/15/17     2,774,670
    1,880    Utah St Hsg Fin Agy Single Family Mtg Insd Ser
             E2 (FHA Gtd)...................................  7.150     07/01/24     1,950,180
                                                                                  ------------
                                                                                    10,766,118
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
--------- ------------------------------------------------------------------------------------
             VIRGINIA  1.1%
 $  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
             Rev Henrico Cnty Regl Jail Proj................  6.500%    08/01/10  $  1,602,135
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
             Rev Henrico Cnty Regl Jail Proj................  7.125     08/01/21     1,654,245
    1,750    Loudoun Cnty, VA Indl Dev Auth Loudoun Hosp
             Cent (FSA Insd)................................  5.800     06/01/26     1,697,990
    5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp
             Carilion Hlth Sys Ser B Rfdg (MBIA Insd) (c)
             (d)........................................4.700/6.250     07/01/20     4,846,250
    1,050    Virginia St Hsg Dev Auth Comwlth Mtg Ser A
             Subser A1 (FHA Gtd)............................      *     07/01/29        89,092
                                                                                  ------------
                                                                                     9,889,712
                                                                                  ------------
             WASHINGTON  0.1%
    5,000    Bellevue, WA Convention Cent Auth Spl Oblig Rev
             Rfdg (MBIA Insd)...............................      *     02/01/24       939,800
                                                                                  ------------
             WEST VIRGINIA  0.8%
    6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
             Rev Potomac Edison Co Ser A....................  6.875     04/15/22     6,853,200
                                                                                  ------------
             WISCONSIN  1.8%
    2,200    Janesville, WI Indl Dev Rev Simmons Mfg Co.....  7.000     10/15/17     2,200,022
    1,000    Madison, WI Indl Dev Rev Madison Gas & Elec Co
             Proj A.........................................  6.750     04/01/27     1,049,880
    5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser B....  7.050     11/01/22     5,508,352
    7,280    Wisconsin St Hlth & Edl Fac Auth Rev Children's
             Hosp (Embedded Cap) (FGIC Insd)................  5.000     08/15/10     6,878,217
                                                                                  ------------
                                                                                    15,636,471
                                                                                  ------------
             WYOMING  1.0%
    4,000    Wyoming Cmnty Dev Auth Single Family Ser G (FHA
             Gtd)...........................................  7.250     06/01/21     4,174,480
    4,000    Wyoming Cmnty Dev Auth Single Family Ser H.....  7.100     06/01/12     4,198,400
                                                                                  ------------
                                                                                     8,372,880
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1996
--------------------------------------------------------------------------------

Par Amount
  (000)      Description                                     Coupon    Maturity   Market Value
----------------------------------------------------------------------------------------------
             PUERTO RICO  0.6%
 $  2,473    Puerto Rico Comwlth Dept of Hlth Lease Purchase
             Ctfs...........................................  7.250%    04/07/01  $  2,477,970
    2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
             (Prerefunded @ 07/01/01).......................  7.000     07/01/21     2,239,340
    1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg...  5.500     07/01/12       958,120
                                                                                  ------------
                                                                                     5,675,430
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $820,853,831) (a).......................................................   861,202,935
SHORT-TERM INVESTMENTS AT AMORTIZED COST  2.2%..................................    19,513,995
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)...................................    (6,131,069)
                                                                                  ------------
NET ASSETS  100%................................................................  $874,585,861
                                                                                  ============

*Zero coupon bond
(a) At August 31, 1996, cost for federal income tax purposes is $820,853,831; the aggregate gross unrealized appreciation is $43,304,385 and the aggregate gross unrealized depreciation is $2,955,281, resulting in net unrealized appreciation of $40,349,104.
(b) Securities purchased on a when issued or delayed delivery basis.
(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open option futures transactions.
(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.


                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $820,853,831) (Note 1)..............  $ 861,202,935
Short-Term Investments (Note 1)........................................     19,513,995
Cash...................................................................         24,386
Receivables:
  Interest.............................................................     13,512,877
  Variation Margin on Futures (Note 4).................................        169,505
  Securities Sold......................................................         15,007
Options at Market Value (Net premiums paid of $86,068) (Note 4)........         74,220
Unamortized Organizational Expenses (Note 1)...........................            707
Other..................................................................         16,752
                                                                          ------------
      Total Assets.....................................................    894,530,384
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased.................................................     18,374,293
  Income Distributions - Common and Preferred Shares...................        568,717
  Investment Advisory Fee (Note 2).....................................        522,403
  Administrative Fee (Note 2)..........................................        149,258
  Distributor and Affiliates (Note 2)..................................         38,091
Accrued Expenses.......................................................        247,137
Deferred Compensation and Retirement Plans (Note 2)....................         44,624
                                                                         -------------
      Total Liabilities................................................     19,944,523
                                                                         -------------
NET ASSETS.............................................................  $ 874,585,861
                                                                         =============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 6,000 issued with liquidation preference of $50,000 per share) (Note 5)....  $ 300,000,000
                                                                         -------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 36,270,469 shares issued and outstanding)................        362,705
Paid in Surplus........................................................    536,860,572
Net Unrealized Appreciation on Securities..............................     43,230,522
Accumulated Undistributed Net Investment Income........................      2,705,542
Accumulated Net Realized Loss on Securities............................     (8,573,480)
                                                                         -------------
      Net Assets Applicable to Common Shares...........................    574,585,861
                                                                         -------------
NET ASSETS.............................................................  $ 874,585,861
                                                                         =============
NET ASSET VALUE PER COMMON SHARE ($574,585,861 divided
  by 36,270,469 shares outstanding)....................................  $       15.84
                                                                         =============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest................................................................   $56,314,042
                                                                           -------------
EXPENSES:
Investment Advisory Fee (Note 2)........................................     6,168,343
Administrative Fee (Note 2).............................................     1,762,384
Preferred Share Maintenance (Note 5)....................................       801,135
Legal (Note 2)..........................................................        40,760
Trustees Fees and Expenses (Note 2).....................................        29,828
Amortization of Organizational Expenses (Note 1)........................        10,017
Other...................................................................       531,572
                                                                           -------------
    Total Expenses......................................................     9,344,039
                                                                           -------------
NET INVESTMENT INCOME...................................................   $46,970,003
                                                                           =============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...........................................................   $ 4,368,520
  Options...............................................................      (618,389)
  Futures...............................................................    (4,516,329)
                                                                           -------------
Net Realized Loss on Securities.........................................      (766,198)
                                                                           -------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...............................................    38,675,491
                                                                           -------------
  End of the Period:
    Investments.........................................................    40,349,104
    Options.............................................................       (11,848)
    Futures.............................................................     2,893,266
                                                                           -------------
                                                                            43,230,522
                                                                           -------------
Net Unrealized Appreciation on Securities During the Period.............     4,555,031
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..........................   $ 3,788,833
                                                                           =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................   $50,758,836
                                                                           =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                          August 31, 1996    August 31, 1995
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $ 46,970,003       $ 47,552,168
Net Realized Loss on Securities..........................        (766,198)        (6,913,971)
Net Unrealized Appreciation on Securities During the
  Period.................................................       4,555,031         16,548,238
                                                             ------------       ------------
Change in Net Assets from Operations.....................      50,758,836         57,186,435
                                                             ------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................     (35,906,819)       (39,316,420)
  Preferred Shares.......................................     (10,943,347)       (11,636,297)
                                                             ------------       ------------
  Total Distributions....................................     (46,850,166)       (50,952,717)
                                                             ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       3,908,670          6,233,718
NET ASSETS:
Beginning of the Period..................................     870,677,191        864,443,473
                                                             ------------       ------------
End of the Period (Including undistributed net investment
  income of $2,705,542 and $2,585,705, respectively).....    $874,585,861       $870,677,191
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           September 27, 1991
                                              Year Ended August 31           (Commencement
                                                                             of Investment
                                          ----------------------------       Operations) to
                                        1996     1995     1994     1993     August 31, 1992
---------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of the Period (a)......... $15.734  $15.562  $17.035  $16.328             $14.808
                                       -------  -------  -------  -------             -------
  Net Investment Income...............   1.295    1.311    1.347    1.410               1.166
  Net Realized and Unrealized
    Gain/Loss on Securities...........    .105     .266   (1.424)    .780               1.370
                                       -------  -------  -------  -------             -------
Total from Investment Operations......   1.400    1.577    (.077)   2.190               2.536
                                       -------  -------  -------  -------             -------
Less:
  Distributions from Net
  Investment Income:
    Paid to Common Shareholders.......    .990    1.084    1.116    1.100                .811
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................    .302     .321     .280     .246                .205
  Distributions from Net Realized Gain
    on Securities:
    Paid to Common Shareholders.......     -0-      -0-      -0-     .111                 -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................     -0-      -0-      -0-     .026                 -0-
                                       -------  -------  -------  -------             -------
Total Distributions...................   1.292    1.405    1.396    1.483               1.016
                                       -------  -------  -------  -------             -------
Net Asset Value, End of the Period.... $15.842  $15.734  $15.562  $17.035             $16.328
                                       =======  =======  =======  =======             =======
Market Price Per Share at End of the
  Period.............................. $14.500  $14.250  $15.000  $16.750             $16.125
Total Investment Return at Market
  Price (b)...........................   8.98%    2.39%   (3.94%)  11.90%              13.24%*
Total Return at Net Asset Value (c)...   7.09%    8.55%   (2.22%)  12.31%              14.64%*
Net Assets at End of the Period
  (In millions).......................  $874.6   $870.7   $864.4   $917.9              $891.7
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..............................   1.61%    1.65%    1.64%    1.59%               1.49%
Ratio of Expenses to Average
  Net Assets..........................   1.06%    1.07%    1.09%    1.06%               1.03%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...................   6.20%    6.48%    6.52%    7.08%               6.85%
Portfolio Turnover....................     36%      49%      47%      48%                100%*

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $50,000. These costs are being amortized on a straight line basis over the 60 month period ending September 26, 1996. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $5,692,062 which will expire between 2001 and 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open option and futures positions.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended August 31, 1996, 99.6% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative

                                August 31, 1996
--------------------------------------------------------------------------------

fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1996, the Trust recognized expenses of approximately $51,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At August 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $309,172,004 and $329,106,998, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a

                                August 31, 1996
--------------------------------------------------------------------------------

specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

     Transactions in options for the year ended August 31, 1996, were as follows:

                                                    CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at August 31, 1995...................         100    $ (58,620)
Options Written and Purchased (Net)..............       3,360     (816,949)
Options Terminated in Closing Transactions
  (Net)..........................................      (1,235)     181,788
Options Expired (Net)............................      (1,525)     467,153
Options Exercised (Net)..........................        (200)     140,560
                                                        -----    ---------
Outstanding at August 31, 1996...................         500    $ (86,068)
                                                        =====    =========

    The related futures contracts of the outstanding option transactions as of August 31, 1996, and the description and market value are as follows:

                                                                         MARKET
                                                  EXPIRATION MONTH/    VALUE OF
                                     CONTRACTS       EXERCISE PRICE     OPTIONS
-------------------------------------------------------------------------------
U.S. Treasury Bond Future
  Oct 1996 Purchased Call.........         250              Oct/110    $ 82,032
U.S. Treasury Bond Future
  Oct 1996 Written Call...........         250              Oct/112      (7,812)
                                           ---                         --------
                                           500                         $ 74,220
                                           ===                         ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                August 31, 1996
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended August 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at August 31, 1995.............................      1,450
Futures Opened.............................................      7,052
Futures Closed.............................................     (6,502)
                                                              --------
Outstanding at August 31, 1996.............................      2,000
                                                              ========

    The futures contracts outstanding as of August 31, 1996, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                UNREALIZED
                                                               APPRECIATION/
                                                  CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------
US Treasury Bond Futures
  Sep 1996--Sells to Open......................       200       $    23,386
5-Year US Treasury Note Futures
  Sep 1996--Sells to Open......................       100           (17,995)
10-Year US Treasury Note Futures
  Sep 1996--Sells to Open......................       850         2,487,359
10 Year US Treasury Note Futures
  Dec 1996--Buys to Open.......................       850           400,516
                                                  --------     ------------
                                                    2,000       $ 2,893,266
                                                  ========     ============

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust

                                August 31, 1996
--------------------------------------------------------------------------------

invests in these instruments as a hedge against a rise in the short-term interest rates which it pays its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in four series of 1,500 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on August 31, 1996, was 3.41%. During the year ended August 31, 1996, the rates ranged from 3.30% to 4.79%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 11, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                     2800 Post Oak Blvd., Houston, TX 77056

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

BOARD OF TRUSTEES
DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS
DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN
  Controller

WILLIAM N. BROWN*

PETER W. HEGEL*
  Vice Presidents



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.